SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 12, 1998


                      Virginia Electric and Power Company
             (Exact name of registrant as specified in its charter)


             Virginia                  1-2255           54-0418825
      (State or other juris-          (Commission      (IRS Employer
     diction of Incorporation)        File Number)     Identification No.)


           701 E. Cary Street, Richmond, Virginia          23219-3932
          (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code    (804) 771-3000


         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

     On June 12, 1998, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Lehman Brothers Inc., as representative of the Underwriters named in Schedule II of the Underwriting Agreement, for the sale of $150 million aggregate principal amount of the Company's Senior Notes. Such Senior Notes, which are designated the 1998 Series A 7.15% Senior Notes, due June 30, 2038, are a portion of the $375 million aggregate principal amount of Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, which registration statement was declared effective on March 18, 1998 (File No. 333-47119). This Registration Statement also constitutes Post-Effective Amendment No. 1 of Registration Statement No. 33-59581 regarding $375 million of the Company's First and Refunding Mortgage Bonds registered for sale, pursuant to Rule 429 under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

     The designation of, and the terms and conditions applicable to, the 1998 Series A 7.15% Senior Notes, due June 30, 2038 were established as set forth in the First Supplemental Indenture to the Company's Senior Indenture, dated as of June 1, 1998, and have been approved by the Board of Directors of the Company. A copy of the form of Senior Indenture is filed as Exhibit 4.1 to this Form 8-K. A copy of the form of Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K.

Exhibits:

 1 Underwriting Agreement, dated June 12, 1998, between the Company and Lehman Brothers Inc., as representative of the Underwriters named in Schedule II of said Underwriting Agreement (filed herewith).

 4.1 The form of Senior Indenture filed as Exhibit 4(ii) to the Company's Registration Statement is hereby incorporated by reference.

 4.2 Form of First Supplemental Indenture to the Senior Indenture, dated as of June 1, 1998, pursuant to which the 1998 Series A 7.15% Senior Notes, due June 30, 2038, will be issued. The Form of the 1998 Series A 7.15% Senior Notes is included as Exhibit A to the First Supplemental Indenture (filed herewith).

 12 Computation of Ratio of Earnings to Fixed Charges (filed herewith).

 23 Consent of McGuire, Woods, Battle & Boothe LLP (filed herewith).


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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        VIRGINIA ELECTRIC AND POWER COMPANY
                                                      Registrant



                                              /s/ James P. Carney
                                          ---------------------------------
                                                  James P. Carney
                                              Assistant Treasurer and
                                           Assistant Corporate Secretary



Date: June 12, 1998